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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  - - - - - - -


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                   Date of report
         (Date of earliest event reported):                May 10, 2004


                            Symbol Technologies, Inc.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                 1-9802               11-2308681
            --------                 ------               ----------
         (State or other        (Commission File         (IRS Employer
         Jurisdiction of            Number)           Identification No.)
         Incorporation)


          One Symbol Plaza
          Holtsville, New York                               11742
         -------------------------------                   ----------
          (Address of principal                            (Zip Code)
           executive offices)


         Registrant's telephone number, including
         area code:                                     (631) 738-2400


         Former name or former address, if changed
         since last report:                             Not Applicable


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are included herein:

Exhibit 99.1 Press Release dated May 10, 2004 regarding 2004 First Quarter Results, issued by the Registrant

Exhibit 99.2 Webcast Presentation dated May 10, 2004 "Symbol Technologies, Inc. Q1 2004 Results"

Exhibit 99.3 Transcript, dated May 10, 2004, of the Registrant's teleconference and the questions and answers session immediately following.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The Registrant is furnishing herewith its Press Release dated May 10, 2004 disclosing 2004 first quarter results. The Press Release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

As previously announced, management of the Registrant hosted a teleconference and webcast on May 10, 2004 at 4:30 PM ET to discuss the subjects covered by the Press Release. Details on accessing the teleconference and webcast were contained in the Press Release. Audio and webcast replay of the teleconference and Webcast Presentation, is available on the Registrant's website at www.symbol.com/investors from May 11, 2004 through July 30, 2004, on a 24 hour basis. Additionally, a PDF version of the Webcast Presentation is available on the Registrant's website at www.symbol.com/investors.

A copy of the Registrant's Webcast Presentation is attached hereto as Exhibit
99.2 and is incorporated herein by reference. A copy of the Transcript of the Registrant's teleconference including the questions and answers session immediately following the call is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                SYMBOL TECHNOLOGIES, INC.




Date: May 12, 2004                              By: /s/ Mark T. Greenquist
                                                    ----------------------------
                                                    Name:  Mark T. Greenquist
                                                    Title: Senior Vice President
                                                           and Chief Financial
                                                           Officer


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                                  EXHIBIT INDEX

Exhibit             Description
-------             -----------

Exhibit 99.1 Press Release dated May 10, 2004 regarding 2004 First Quarter Results, issued by the Registrant

Exhibit 99.2        Webcast Presentation, dated May 10, 2004
                    "Symbol Technologies, Inc. Q1 2004 Results"

Exhibit 99.3 Transcript, dated May 10, 2004, of the Registrant's teleconference and the questions and answers session immediately following